UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2010

Heritage Oaks Bancorp
(Exact name of registrant as specified in its charter)

California	000-05020	77-0388249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles, CA	93446
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   805-369-5200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ x ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 24, 2010, the Company issued a release announcing revised results for 2009. The revision for both the quarter and year to date is due solely to accounting rules that apply when material subsequent events take place before the publication of audited financial statements.

A copy of the press release is attached to this 8-K as Exhibit 99.1.

The information contained in this Report on Form 8-K and its exhibit is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated March 24, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp (Registrant)
March 24, 2010 (Date)	/s/ MARGARET TORRES Margaret Torres Chief Financial Officer

Exhibit Index
99.1	Press release dated March 24, 2010